UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22570

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Shareholders.

Brookfield
20 19
SEMI-ANNUAL REPORT
June 30, 2019

Brookfield Global Listed Infrastructure
Income Fund Inc.
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure and energy infrastructure equities, multi-real-asset-class strategies and real asset debt. With over $19 billion of assets under management as of June 30, 2019, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $385 billion of assets under management as of June 30, 2019. For more information, go to www.brookfield.com.
Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) is managed by Brookfield Public Securities Group LLC. The Fund uses its website as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfield.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Semi-Annual Report for Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) for the six-month period ended June 30, 2019.
After outperforming broader equities amid the market volatility in the fourth quarter of 2018, infrastructure equities continued to outpace the broader equity market in the first half of 2019.
With the exception of ports, all sectors within the Dow Jones Brookfield Global Infrastructure Index1 were positive during the period. Communications stocks performed particularly well during the period on positive sentiment around industry fundamentals, particularly rising data usage and increased carrier activity related to network upgrades.
Energy infrastructure rebounded meaningfully in the first half following the tumultuous fourth quarter of 2018. In the second quarter of 2019, midstream energy infrastructure outpaced broader energy securities and energy commodities, which potentially signaled that adjustments to corporate finance models in this sector were improving investor sentiment. Subsequent to the end of the reporting period, midstream infrastructure equities were pressured following lower production growth guidance as a result of weak natural gas and natural gas liquids (“NGL”) prices. Depressed crude prices have also exerted pressure on the sector. On a positive note, the simplification trend has entered its twilight with the announcement of the Phillips 66 and Phillips 66 Partners transaction. Following the deal, all of the top-10 largest constituents (by market cap) in the Alerian MLP Index2 are simplified, with no incentive distribution rights (IDRs). In total, 85% of the index is simplified and no longer possesses IDRs.
Within utilities, water and gas companies performed well during the period. Conversely, electricity transmission & distribution stocks generally lagged as the flight-to-quality mentality that took hold in the fourth quarter of 2018 gave way to a more risk-on environment.
Transportation stocks performed well during the period, with toll roads slightly outpacing airports. Despite weak economic data in Europe, traffic trends have been positive, which has helped sentiment for stocks in the region.
As noted, ports were the only sector to post negative returns. Following a particularly challenging 2018, this small group of stocks declined on the continued uncertainty around global trade.
We believe the current environment remains positive for infrastructure securities. Moderate levels of economic growth, lower interest rates and inflation that is in line with expectations should allow these companies to exert pricing power to modestly grow revenues and effectively manage their cost structures. Additionally, given the increase in market uncertainty, we believe the defensive nature of infrastructure securities positions these companies well, relative to the broader equity universe.
In addition to performance information, this report provides the Fund’s unaudited financial statements as of June 30, 2019.
2019 Semi-Annual Report1

Letter to Shareholders (continued)

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information on this report or our recent webinar. Thank you for your support.
Sincerely,
Brian F. Hurley
President
Brookfield Global Listed Infrastructure Income Fund Inc.
David W. Levi, CFA
Chief Executive Officer
Brookfield Public Securities Group LLC

Past performance is no guarantee of future results.
1 The Dow Jones Brookfield Global Infrastructure Index is calculated and maintained by S&P Dow Jones Indexes and comprises infrastructure companies with at least 70% of their annual cash flows derived from owning and operating infrastructure assets. Brookfield has no day-to-day role in managing the Index. Data presented in this report reflect performance and characteristics of the index and not those of a Brookfield fund or composite.
2 The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).
Indices are not managed and an investor cannot invest directly in an index.
Investing involves risk; Principal loss is possible. Please see the prospectus for a full list of applicable risks.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on June 30, 2019 and subject to change based on subsequent developments.
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently hold these securities. Please refer to the Schedule of Investments contained in this report for a full listing of Fund’s holdings.
Quasar Distributors, LLC, provides filing administration for the Brookfield Global Listed Infrastructure Income Fund Inc.
2Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Income Fund Inc.
Portfolio Characteristics (Unaudited)
June 30, 2019

PORTFOLIO STATISTICS
Annualized distribution rate[1]	7.66%
Percentage of leveraged assets	25.90%
Total number of holdings	42

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	73.3%
Canada	14.2%
France	14.2%
United Kingdom	9.4%
Spain	7.8%
Italy	4.4%
New Zealand	3.8%
Australia	3.5%
Brazil	1.7%
Luxembourg	1.3%
Mexico	1.1%
United Arab Emirates	0.4%
Liabilities in Excess of Other Assets	(35.1)%
Total	100.0%

ASSET ALLOCATION BY SECTOR
Pipeline (MLP)	23.8%
Renewables/Electric Generation	22.7%
Toll Roads	21.7%
Electricity Transmission & Distribution	18.3%
Pipelines	16.8%
Communications	12.2%
Midstream	5.2%
Gas Utilities	4.4%
Water	4.2%
Airports	3.8%
Money Market Fund	0.8%
Services	0.8%
Ports	0.4%
Liabilities in Excess of Other Assets	(35.1)%
Total	100.0%

TOP TEN HOLDINGS
American Tower Corp.	8.4%
Energy Transfer LP	8.0%
Sempra Energy	7.6%
Vinci SA	7.2%
National Grid PLC	6.7%
Enterprise Products Partners LP	6.5%
Inter Pipeline Ltd.	6.2%
Kinder Morgan, Inc.	5.7%
The Williams Companies, Inc.	5.2%
Pembina Pipeline Corp.	4.9%

1 The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by June 30, 2019 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through June 30, 2019, the Fund estimates that approximately 78% of its distributions are a return of capital.
2019 Semi-Annual Report3

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited)
June 30, 2019

	Shares	Value
COMMON STOCKS – 134.3%
AUSTRALIA – 3.5%
Toll Roads – 3.5%
Transurban Group	686,472	$ 7,108,015
Total AUSTRALIA		7,108,015
BRAZIL – 1.7%
Electricity Transmission & Distribution – 1.4%
CPFL Energia SA	351,051	2,760,906
Renewables/Electric Generation – 0.3%
Neoenergia SA	166,700	679,614
Total BRAZIL		3,440,520
CANADA – 14.2%
Pipelines – 11.1%
Inter Pipeline Ltd.	806,200	12,540,410
Pembina Pipeline Corp. (c)	266,100	9,905,979
Total Pipelines		22,446,389
Renewables/Electric Generation – 3.1%
Emera, Inc. (c)	153,000	6,251,789
Total CANADA		28,698,178
FRANCE – 14.2%
Communications – 2.5%
Eutelsat Communications SA	267,500	4,995,856
Renewables/Electric Generation – 2.8%
Engie SA (c)	375,700	5,696,926
Toll Roads – 8.9%
Getlink SE	215,500	3,451,986
Vinci SA (c)	141,700	14,471,214
Total Toll Roads		17,923,200
Total FRANCE		28,615,982
ITALY – 4.4%
Toll Roads – 4.4%
Atlantia SpA (c)	336,800	8,782,513
Total ITALY		8,782,513
LUXEMBOURG – 1.3%
Communications – 1.3%
SES SA	172,800	2,698,523
Total LUXEMBOURG		2,698,523
MEXICO – 1.1%
Toll Roads – 1.1%
Promotora y Operadora de Infraestructura SAB de CV	230,000	2,289,724
Total MEXICO		2,289,724
NEW ZEALAND – 3.8%
Airports – 3.8%
Auckland International Airport Ltd. (c)	1,140,800	7,552,387
Total NEW ZEALAND		7,552,387

See Notes to Financial Statements.
4Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Shares	Value
COMMON STOCKS (continued)
SPAIN – 7.8%
Electricity Transmission & Distribution – 2.6%
Red Electrica Corporation SA	253,800	$ 5,286,177
Renewables/Electric Generation – 1.4%
Atlantica Yield PLC	126,700	2,872,289
Toll Roads – 3.8%
Ferrovial SA (c)	298,836	7,649,790
Total SPAIN		15,808,256
UNITED ARAB EMIRATES – 0.4%
Ports – 0.4%
DP World PLC	45,542	724,118
Total UNITED ARAB EMIRATES		724,118
UNITED KINGDOM – 9.4%
Electricity Transmission & Distribution – 6.7%
National Grid PLC (c)	1,262,594	13,427,570
Water – 2.7%
Pennon Group PLC (c)	582,700	5,495,933
Total UNITED KINGDOM		18,923,503
UNITED STATES – 72.5%
Communications – 8.4%
American Tower Corp. (c)	83,000	16,969,350
Electricity Transmission & Distribution – 7.6%
Sempra Energy (c)	111,183	15,280,992
Gas Utilities – 4.4%
NiSource, Inc. (c)	312,600	9,002,880
Midstream – 5.2%
The Williams Companies, Inc. (c)	374,400	10,498,176
Pipeline (MLP) – 23.8%
CNX Midstream Partners LP	113,498	1,594,647
Energy Transfer LP (c)	1,149,952	16,191,324
Enterprise Products Partners LP (c)	457,200	13,199,364
Magellan Midstream Partners LP	85,700	5,484,800
MPLX LP (c)	181,500	5,842,485
Plains All American Pipeline LP (c)	233,400	5,683,290
Teekay Offshore Partners LP	107,567	135,535
Total Pipeline (MLP)		48,131,445
Pipelines – 5.7%
Kinder Morgan, Inc. (c)	552,000	11,525,760
Renewables/Electric Generation – 15.1%
American Electric Power Company, Inc. (c)	76,700	6,750,367
Dominion Energy, Inc. (c)	82,600	6,386,632
Entergy Corp. (c)	86,600	8,913,738
FirstEnergy Corp. (c)	86,700	3,711,627
Pattern Energy Group, Inc. (c)	202,327	4,671,730
Total Renewables/Electric Generation		30,434,094

See Notes to Financial Statements.
2019 Semi-Annual Report5

Brookfield Global Listed Infrastructure Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
June 30, 2019

	Shares	Value
COMMON STOCKS (continued)
Services – 0.8%
Archrock, Inc. (c)	146,160	$ 1,549,296
Water – 1.5%
Aqua America, Inc.	73,290	3,032,007
Total UNITED STATES		146,424,000
Total COMMON STOCKS (Cost $239,695,299)		271,065,719
SHORT-TERM INVESTMENT – 0.8%
UNITED STATES – 0.8%
Money Market Fund – 0.8%
First American Treasury Obligations Fund, Class X, 2.27% (y)	1,706,899	1,706,899
Total UNITED STATES		1,706,899
Total SHORT-TERM INVESTMENT (Cost $1,706,899)		1,706,899

WARRANTS – 0.0%
UNITED STATES – 0.0%
Pipeline (MLP) – 0.0%
Teekay Offshore Partners LP, Series A (f),(n),(p) Expiration: June 2023 Exercise Price: $4.55	276,272	27,627
Teekay Offshore Partners LP, Series B (f),(n),(p) Expiration: June 2023 Exercise Price: $4.55	138,136	13,814
Total Pipeline (MLP)		41,441
Total UNITED STATES		41,441
Total WARRANTS (Cost – $0)		41,441
Total Investments – 135.1% (Cost $241,402,198)		272,814,059
Liabilities in Excess of Other Assets – (35.1)%		(70,923,926)
TOTAL NET ASSETS – 100.0%		$201,890,133

LP— Limited Partnership
MLP— Master Limited Partnership

(c)	— All or a portion of this security is pledged as collateral for credit facility. As of June 30, 2019, the total value of the collateral was $169,038,200.
(y)	— The rate quoted is the annualized seven-day yield as of June 30, 2019.
(f)	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2019, the total value of all such securities was $41,441 or 0.0% of net assets.
(p)	— Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of June 30, 2019, the total value of all such securities was $41,441 or 0.0% of net assets.
(n)	— Non-income producing security.

See Notes to Financial Statements.
6Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Assets and Liabilities (Unaudited)
June 30, 2019

Assets:
Investments in securities, at value (cost $241,402,198)	$272,814,059
Dividends and interest receivable	1,271,382
Prepaid expenses	18,029
Total assets	274,103,470
Liabilities:
Payable for credit facility (Note 6)	71,000,000
Payable for credit facility interest	189,770
Payable for investments purchased	679,614
Investment advisory fee payable	221,918
Administration fee payable	33,287
Directors' fee payable	8,828
Accrued expenses	79,920
Total liabilities	72,213,337
Commitments and contingencies (Note 9)
Net Assets	$201,890,133
Composition of Net Assets:
Paid-in capital	189,734,996
Accumulated distributable earnings	12,155,137
Net Assets	$201,890,133
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	13,483,223
Net asset value per share	$ 14.97

See Notes to Financial Statements.
2019 Semi-Annual Report7

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $355,767)	$ 4,308,620
Distributions from master limited partnerships	2,235,813
Total dividends and distributions	6,544,433
Less return of capital on distributions	(2,235,813)
Interest	85,179
Total investment income	4,393,799
Expenses:
Investment advisory fees (Note 4)	1,306,356
Administration fees (Note 4)	195,953
Directors' fees	54,621
Audit and tax services	45,639
Legal fees	38,245
Reports to shareholders	27,984
Miscellaneous	23,527
Custodian fees	15,105
Registration fees	12,398
Fund accounting fees	9,954
Transfer agent fees	9,122
Insurance	4,901
Total expenses before interest expense	1,743,805
Interest expense on credit facility (Note 6)	1,180,398
Total expenses	2,924,203
Net investment income	1,469,596
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,602,442
Foreign currency transactions	(24,848)
Net realized gain	5,577,594
Net change in unrealized appreciation on:
Investments	37,327,077
Foreign currency translations	5,995
Net change in unrealized appreciation	37,333,072
Net realized and unrealized gain	42,910,666
Net increase in net assets resulting from operations	$44,380,262

See Notes to Financial Statements.
8Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2019 (Unaudited)	For the Year Ended December 31, 2018
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 1,469,596	$ 1,602,364
Net realized gain	5,577,594	8,172,547
Net change in unrealized appreciation (depreciation)	37,333,072	(32,494,461)
Net increase (decrease) in net assets resulting from operations	44,380,262	(22,719,550)
Distributions to Shareholders from:
Distributable earnings	(6,609,476) [1]	(2,748,430)
Return of capital	—	(10,723,017)
Total distributions paid	(6,609,476)	(13,471,447)
Capital Share Transactions:
Cost of shares repurchased (Note 7)	—	(3,712,575)
Net decrease in net assets from capital share transactions	—	(3,712,575)
Total increase (decrease) in net assets	37,770,786	(39,903,572)
Net Assets:
Beginning of period	164,119,347	204,022,919
End of period	$201,890,133	$164,119,347
Share Transactions
Shares repurchased (Note 7)	—	(316,017)

[1]	The tax character of the distributions paid will be determined during the Fund’s fiscal year end.

See Notes to Financial Statements.
2019 Semi-Annual Report9

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended June 30, 2019

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 44,380,262
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(53,853,340)
Proceeds from disposition of long-term portfolio investments	56,832,489
Net purchases and sales of short-term portfolio investments	(577,960)
Return of capital distributions from portfolio investments	2,235,813
Increase dividends and interest receivable	(303,032)
Increase in prepaid expenses	(16,435)
Increase in payable for credit facility interest	159,100
Increase in investment advisory fee payable	8,783
Increase in administration fee payable	1,318
Decrease in directors' fee payable	(438)
Decrease in accrued expenses	(24,422)
Net change in unrealized appreciation on investments	(37,327,077)
Net realized gain on investments	(5,585,197)
Net cash provided by operating activities	6,609,476
Cash flows used for financing activities:
Distributions paid to shareholders	(6,909,476)
Net cash used for financing activities	(6,909,476)
Net decrease in cash	—
Cash at the beginning of period	—
Cash at the end of period	$ —
Supplemental Disclosure of Cash Flow Information:
Interest payments for the six months ended June 30, 2019 totaled $1,021,298.

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Financial Highlights

	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
	(Unaudited)	2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value, beginning of period	$ 12.17	$ 14.79	$ 13.94	$ 14.20	$ 22.95	$ 22.35
Net investment income[1]	0.11	0.12	0.19	0.18	0.28	0.38
Net realized and unrealized gain (loss) on investment transactions	3.18	(1.76)	1.71	0.96	(6.18)	2.28
Net increase (decrease) in net asset value resulting from operations	3.29	(1.64)	1.90	1.14	(5.90)	2.66
Distributions from net investment income	(0.49)	(0.20)	(0.27)	—	(0.22)	(1.16)
Distributions from net realized gains	—	—	—	—	—	(0.78)
Return of capital distributions	—	(0.78)	(0.78)	(1.40)	(1.18)	(0.12)
Total distributions paid	(0.49)	(0.98)	(1.05)	(1.40)	(1.40)	(2.06)
Dilution due to rights offering	—	—	—	—	(1.45) [2]	—
Net asset value, end of period	$ 14.97	$ 12.17	$ 14.79	$ 13.94	$ 14.20	$ 22.95
Market price, end of period	$ 12.80	$ 10.13	$ 12.93	$ 12.83	$ 11.75	$ 20.89
Total Investment Return based on Net Asset Value#	27.25% [5]	-11.71%	13.73%	8.35%	-33.26%	11.57%
Total Investment Return based on Market Price†	31.49% [5]	-15.01%	8.92%	22.45%	-38.62%	15.91%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$201,890	$164,119	$204,023	$192,348	$195,883	$237,399
Operating expenses excluding interest expense	1.83% [4]	1.88%	1.89%	1.85%	1.85%	1.71%
Interest expense	1.24% [4]	1.25%	0.78%	0.73%	0.46%	0.32%
Total expenses	3.07% [4]	3.13%	2.67%	2.58%	2.31%	2.03%
Net investment income	1.54% [4]	0.83%	1.28%	1.30%	1.47%	1.51%
Portfolio turnover rate	21% [5]	36%	70%	93%	46%	19%
Credit facility, end of period (000s)	$ 71,000	$ 71,000	$ 78,000	$ 78,000	$ 82,000	$ 90,000
Asset coverage per $1,000 unit of senior indebtedness[3]	$ 3,844	$ 3,312	$ 3,616	$ 3,466	$ 3,389	$ 3,638

#	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total investment return excludes the effects of sales charges or contingent deferred sales charges, if applicable.
†	Total investment return based on market price is the combination of changes in the New York Stock Exchange (“NYSE”) market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The actual reinvestment for the last dividend declared in the period may take place over several days as described in the Fund’s dividend reinvestment plan, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total investment return excludes the effect of broker commissions.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Effective as of the close of business on April 21, 2015, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,454,000 shares at a rate of one share for every 3 rights held. The subscription price was initially set at 90% of the average closing price for the last 5 trading days of the offering period. However as the subscription price was less than 78% of the NAV of the Fund's common shares at the close of trading on the NYSE on the expiration date, the subscription price was 78% of the Fund's NAV at the close of trading on that day. The shares were subscribed at a price of $17.20 which was less than the May 22, 2015 NAV of $22.05 thus creating a dilutive effect on the NAV.
[3]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[4]	Annualized.
[5]	Not annualized.

See Notes to Financial Statements.
2019 Semi-Annual Report11

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited)
June 30, 2019

1.Organization
Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on June 8, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company, which invests primarily in publicly traded infrastructure companies. The Fund commenced operations on August 26, 2011.
Brookfield Public Securities Group LLC (“PSG” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The investment objective of the Fund is to provide a high level of total return, with an emphasis on income. The investment objective is not fundamental and may be changed by the Fund's Board of Directors (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services may also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads,
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BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Adviser's Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Adviser's Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
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BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser's Valuation Committee uses in determining fair value. If the Adviser's Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers, who are subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
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BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of June 30, 2019:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 7,108,015	$ —	$ 7,108,015
Brazil	2,760,906	679,614	—	3,440,520
Canada	28,698,178	—	—	28,698,178
France	—	28,615,982	—	28,615,982
Italy	—	8,782,513	—	8,782,513
Luxembourg	—	2,698,523	—	2,698,523
Mexico	2,289,724	—	—	2,289,724
New Zealand	—	7,552,387	—	7,552,387
Spain	2,872,289	12,935,967	—	15,808,256
United Arab Emirates	724,118	—	—	724,118
United Kingdom	5,495,933	13,427,570	—	18,923,503
United States	146,424,000	—	—	146,424,000
Total Common Stocks	183,769,215	87,296,504	—	271,065,719
Money Market Fund:
United States	1,706,899	—	—	1,706,899
Warrants:
United States	—	41,441	—	41,441
Total	$ 185,476,114	$ 87,337,945	$ —	$ 272,814,059
For further information regarding security characteristics, see the Schedule of Investments.
The fair value of the Fund’s credit facility, which qualifies as a financial instrument under FASB ASC Topic 820 Disclosures about Fair Values of Financial Instruments, approximates the carrying amount of $71,000,000 presented in the Statement of Assets and Liabilities. As of June 30, 2019, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on the Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Fund invests in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such
2019 Semi-Annual Report15

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Fund and could cause a greater portion of the income and gain allocated to the Fund to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Fund distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year generally will reduce the Fund’s taxable income (and earnings and profits), but those deductions may be recaptured in the Fund’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally are comprised of return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended June 30, 2019, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of average net assets and evenly.
Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser's website at www.brookfield.com. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
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BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

New Accounting Pronouncements: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt upon the issuance of ASU 2018-13. Management has implemented the amendments and there was no material impact on the Fund’s financial statements.
3.Derivative Financial Instruments
In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts (“forward contracts”), and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”)
Warrants and Rights
The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.
Forward Currency Contracts
A forward contract is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The Fund did not have any forward contracts outstanding during the six months ended June 30, 2019.
Equity Option Contracts
When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.
When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase
2019 Semi-Annual Report17

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.
The Fund did not have any written options contracts outstanding during the six months ended June 30, 2019.
4.Investment Advisory Agreement and Transactions with Related Parties
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets plus the amount of borrowing for investment purposes (“Managed Assets”). Pursuant to the Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board and shareholders of the Fund.
The Fund has entered into an Administration Agreement with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily Managed Assets. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or directors of the Fund are officers and/or employees of the Adviser.
5.Purchases and Sales of Investments
For the six months ended June 30, 2019, purchases and sales of investments, excluding short-term securities, the credit facility and U.S. Government securities, were $53,853,341 and $56,832,489, respectively.
6.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding. As of June 30, 2019, the Fund had outstanding borrowings of $71,000,000. For the six months ended June 30, 2019, the Fund borrowed an average daily balance of $71,000,000 at a weighted average borrowing cost of 3.35%. As of June 30, 2019, the total value of collateral pledged was $169,038,200.
7.Capital Shares
The Fund has 1,000,000,000 shares of $0.001 par value common shares authorized. Of the 13,483,223 shares outstanding at June 30, 2019 for the Fund, the Adviser owns 202,267 shares. The Fund’s Board is authorized to classify and reclassify any unissued capital shares into other classes or series of shares and authorize the issuance of shares without obtaining shareholder approval. The Board, without any action by the shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that the Fund has authority to issue.
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BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common shareholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative.
The Board approved a share repurchase plan. Under the current share repurchase plan, as of June 30, 2019, the Fund may purchase in the open market up to 10% of its outstanding common shares. The current share repurchase plan will remain in effect until December 5, 2019. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. The Board authorized the share repurchase program as a result of its review of the options available to enhance shareholder value and reduce any potential discount between the market price of the Fund's shares and the net asset value per share. As of December 31, 2018, 316,017 shares were repurchased by the Fund at an average price of $11.748, an aggregate cost of $3,712,575 and at a weighted average discount of 15.06% to net asset value. During the six month period ended June 30, 2019, there were no shares repurchased under this program.
8.Federal Income Tax Information
The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2018, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2018, open taxable years consisted of the taxable years ended December 31, 2015 through December 31, 2018. No examination of the Fund’s tax returns is currently in progress.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The federal income tax information referenced below is as of the Fund’s most recently completed tax year-end of December 31, 2018.
The tax character of the distributions paid for the year ended December 31, 2018 was as follows:
Ordinary income (including short-term capital gains)	$ 2,748,430
Return of capital	10,723,017
Total	$13,471,447
2019 Semi-Annual Report19

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
June 30, 2019

At December 31, 2018, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward(1)	$(18,579,389)
Other accumulated losses	(8,858,743)
Total tax basis unrealized appreciation on investments and foreign currency	1,822,483
Total tax basis accumulated losses	$(25,615,649)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of December 31, 2018, the Fund’s capital loss carryforwards was $18,579,389 from short-term capital gains which will not expire.
Federal Income Tax Basis: The federal income tax basis of the Fund's investments, not including foreign currency translations, at December 31, 2018 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$232,716,304	$28,336,040	$(26,513,557)	$1,822,483
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or net asset value per share.
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Distributions: The Fund’s Board declared the following monthly distributions:
Distribution Per Share	Record Date	Payable Date
$0.0817	July 17, 2019	July 25, 2019
$0.0817	August 14, 2019	August 22, 2019
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
20Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Compliance Certification (Unaudited)
June 30, 2019

On June 3, 2019, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Adviser on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Adviser has adopted policies and procedures reasonably designed to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Inc. However, from time to time, PSG may restrict any fund or account managed by the Adviser from acquiring or disposing of securities of Enbridge Inc. at any time. As of June 30, 2019, the Fund did not own Enbridge Inc.
2019 Semi-Annual Report21

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Proxy Results (Unaudited)
June 30, 2019

The shareholders of the Brookfield Global Listed Infrastructure Income Fund Inc. voted on the following proposals at a shareholder meeting on May 23, 2019. The description of the proposal and number of shares voted are as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1.	To elect to the Fund's Board of Directors Edward A. Kuczmarski	9,871,242	1,360,356	173,519
2.	To elect to the Fund's Board of Directors Stuart A. McFarland	9,831,445	1,399,384	174,288
22Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)
June 30, 2019

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”), including the Directors who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), of the Fund, considered and approved the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Brookfield Public Securities Group LLC (the “Adviser” or “Brookfield”) for a successive one-year period at an in-person meeting held on May 22-23, 2019 (the “Meeting”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brookfield provided, materials relating to the Board’s consideration of whether to approve the continuation of the Advisory Agreement. These materials included, among other things: (a) a summary of the services provided to the Fund by Brookfield; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses of the Fund, and the investment performance of the Fund as compared with a peer group and/or peer universe of funds, as applicable, including supplemental data independently prepared by Brookfield; (c) information on the profitability of Brookfield; (d) information relating to economies of scale; (e) information about Brookfield’s general compliance policies and procedures and the services that it provides; (f) information on Brookfield’s risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of Brookfield that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.
In determining whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board’s decision.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by Brookfield. The Board noted that such services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that Brookfield provides office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or Directors of the Fund without compensation. The Board also noted that Brookfield is also responsible for the coordination and oversight of the Fund’s third-party service providers. In addition to the quality of the advisory services provided by Brookfield, the Board considered the quality of the administrative and other services provided by Brookfield to the Fund pursuant to the Advisory Agreement.
In connection with the services provided by Brookfield, the Board analyzed the structure and duties of Brookfield’s fund administration and accounting, operations and its legal and compliance departments to determine whether they are adequate to meet the needs of the Fund. The Board also considered the personnel responsible for providing advisory services to the Fund and other key personnel of Brookfield, in addition to the current and projected staffing levels and compensation practices. The Board concluded, based on the Directors’ experience and interaction with Brookfield, that: (i) Brookfield would continue to be able to retain high quality personnel; (ii) Brookfield has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) Brookfield has been responsive to requests of the Board; and (iv) Brookfield has kept the Board apprised of developments relating to the Fund and the industry in general.
The Board’s conclusion was based, in part, upon the following: (i) a comprehensive description of the investment advisory and other services provided to the Fund; (ii) a list of personnel who furnish such services and a description of their duties and qualifications; (iii) performance data with respect to the Fund, including comparable investment companies and accounts managed by Brookfield; (iv) standardized industry performance data with respect to comparable investment companies and the performance of appropriate recognized indices; (v) recent financial statements of Brookfield; (vi) Brookfield’s culture of compliance and its commitment to compliance generally, as well as its risk management processes and attention to regulatory matters; and (vii) Brookfield’s reputation and its experience serving as an investment adviser and the experience of the team of portfolio managers that manages the Fund, as well as its experience serving as an investment adviser to other investment funds and institutional clients. The Board also reviewed Brookfield’s compliance and regulatory history and noted that there were no material regulatory or compliance issues that would potentially impact Brookfield from
2019 Semi-Annual Report23

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
June 30, 2019

effectively serving as the investment adviser to the Fund. The Board concluded that the nature, extent and quality of the overall services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.
THE PERFORMANCE OF THE FUND AND THE ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Adviser. The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board further noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the investment performance of the Fund in view of its importance to stockholders. In connection with this review, the Board received information regarding the investment performance of the Fund as compared to a group of funds with investment classifications and/or objectives comparable to those of the Fund and to an appropriate index or combination of indices identified by Broadridge (“Peer Universe”), as well as a focused peer group identified by Brookfield (“Peer Group”). In addition, the Board considered supplemental performance information that provided strategy level performance returns over longer periods as compared to the Fund’s performance information since inception. The Board was provided with a description of the methodology used by Broadridge to select the funds included in the Peer Universe. At the Meeting, management discussed the methodology used by Brookfield to select the funds included in the Peer Group. The performance information was presented for the periods ended March 31, 2019. The Board noted that the Fund’s performance was above the median of its Peer Universe for the one- and three-year periods and below the median for the two-, four- and five-year periods (in the fourth quintile for the two-year period and in the fifth quintile for the four- and five-year periods). The Board also noted that the Fund was in the second quintile of its Peer Universe for the one- and three-year periods. The Board further noted that the Fund’s performance was above the median of its Peer Group for the quarter ended March 31, 2019 and one-, two- and three-year periods and below the median of its Peer Group for the five-year period and since inception. The Board concluded that the Fund's performance was satisfactory.
THE COST OF THE ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to Brookfield pursuant to the Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Brookfield or its affiliates in connection with providing such services to the Fund.
To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund’s expense group (“Expense Group”) and expense universe (“Expense Universe”), including rankings within each category, as determined by Broadridge. Brookfield identified the funds eligible for inclusion in the Expense Group. In considering the reasonableness of the management fee to be paid by the Fund to Brookfield, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In addition, due to the nature of the Fund’s investments, the Board compared the Fund’s investment related expenses and taxes, total expenses excluding investment related expenses and taxes, and non-management expenses, each based on common and leveraged assets as well as only common assets. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds. The Fund’s fee and expense rankings are discussed below relative to the median of the applicable expense grouping. The Board considered that the Fund’s contractual management fees at common asset levels ($200 million) were above the median of its Expense Group (in the fifth quintile). The Board also considered that the Fund’s actual total expenses for common and leveraged assets, as well as only common assets, were above the median of its Expense Group and Expense Universe (each in the fourth quintile). The Board also noted that the Fund’s actual total expenses excluding investment related expenses and taxes for common and leveraged assets, as well as only common assets, were above the median of its Expense Group (in the fifth quintile) and Expense Universe (in the fourth quintile). The Board then noted that the Fund’s actual management fees for common and leveraged assets, as well as only common assets, were above the median of its Expense Group and Expense Universe (each in the fifth quintile). The Board further noted that the Fund’s actual non-management expenses for common and leveraged assets, as well as only common assets, were above
24Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
June 30, 2019

the median of its Expense Group and Expense Universe (each in the fourth quintile). The Board also noted that the Fund’s investment related expenses and taxes for common and leveraged assets, as well as only common assets, were above the median of its Expense Group and Expense Universe (each in the third quintile). The Board noted management’s discussion regarding the Fund’s expenses.
The Board was also asked to consider the management fees received by Brookfield with respect to other funds and accounts with similar investment strategies to the Fund, which include institutional and separately managed accounts. In comparing these fees, the Board considered certain differences between these accounts and the Fund, including the broader and more extensive scope of services provided to the Fund in comparison to institutional or separately managed accounts; the greater financial, regulatory and reputational risks in managing the Fund; and the impact on Brookfield and expenses associated with the more extensive regulatory regime to which the Fund is subject as compared to institutional or separately managed accounts.
The Board also considered Brookfield’s profitability and the benefits Brookfield and its affiliates received from their relationship with the Fund. The Board received and reviewed financial statements relating to Brookfield’s financial condition and profitability with respect to the services it provided to the Fund and considered how profit margins could affect Brookfield’s ability to attract and retain high quality investment professionals and other key personnel. In this regard, the Board reviewed the Fund’s profitability analysis addressing the overall profitability of Brookfield in connection with its management of the Brookfield Fund Complex,1 as well as its expected profits and that of its affiliates for providing administrative support for the Fund. In analyzing Brookfield’s profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
The Board concluded that Brookfield had the financial resources necessary to perform its obligations under the Advisory Agreement and to continue to provide the Fund with the high quality services that it had provided in the past. The Board also concluded that the management fee was reasonable in light of the factors discussed above.
THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether stockholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board concluded that the management fee structure was reasonable in light of the factors discussed above.
OTHER FACTORS. In consideration of the Advisory Agreement, the Board also received information regarding Brookfield’s brokerage and soft dollar practices. The Board considered that Brookfield is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from Brookfield that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits Brookfield derives from its soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to Brookfield in return for allocating brokerage. The Board then considered other benefits that may be realized by Brookfield and its affiliates from their relationship with the Fund. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to Brookfield and its affiliates by virtue of the advisory relationship to the Fund were fair and reasonable in light of the costs of providing investment advisory services to the Fund and the ongoing commitment of Brookfield to the Fund.
2019 Semi-Annual Report25

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
June 30, 2019

CONCLUSION. After a full and complete discussion, the Board approved the Advisory Agreement for a successive one-year period. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund and the Fund’s stockholders. In arriving at a decision to approve the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.
1 The Brookfield Fund Complex is comprised of the Fund, Brookfield Investment Funds (7 series of underlying portfolios), Brookfield Real Assets Income Fund Inc. (NYSE: RA), and Center Coast Brookfield MLP & Energy Infrastructure Fund (NYSE: CEN) (the “Brookfield Fund Complex”).
26Brookfield Public Securities Group LLC

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Dividend Reinvestment Plan (Unaudited)
June 30, 2019

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-800-937-5449.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2019 Semi-Annual Report27

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
28Brookfield Public Securities Group LLC

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Filing Administrator
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
Directors of the Fund
Edward A. Kuczmarski	Chairman
Louis P. Salvatore	Audit Committee Chairman
Heather S. Goldman	Director
Stuart A. McFarland	Director
David W. Levi	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Angela W. Ghantous	Treasurer
Casey P. Tushaus	Assistant Treasurer
Mohamed S. Rasul	Assistant Treasurer
Thomas D. Peeney	Secretary
Adam R. Sachs	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT will be available on the SEC's website at www.sec.gov.
You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(16)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)          As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    Not applicable.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date:	September 5, 2019

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date:	September 5, 2019